Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement on Schedule 13G jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock of Blackrock Capital Investment Corporation beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of February 9, 2023.

Date:  February 9, 2023

Ares Income Opportunity Fund, L.P.
By: Ares Capital Management III LLC, its manager

/s/ Joshua Bloomstein
By: Joshua Bloomstein
Its: Authorized Signatory

Ares Multi-Asset Credit Strategies Fund LP
By: Ares Capital Management III LLC, its manager

/s/ Joshua Bloomstein
By: Joshua Bloomstein
Its: Authorized Signatory

Ares Capital Management III LLC

/s/ Joshua Bloomstein
By: Joshua Bloomstein
Its: Authorized Signatory

Ares Enhanced Credit Opportunities Master Fund II, Ltd.
By: Ares Enhanced Credit Opportunities Investment Management II, LLC, its manager

/s/ Joshua Bloomstein
By: Joshua Bloomstein
Its: Authorized Signatory

Ares Enhanced Loan Investment Strategy Advisor IV, L.P.
By: Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its general partner

/s/ Joshua Bloomstein
By: Joshua Bloomstein
Its: Authorized Signatory

Ares Enhanced Credit Opportunities Investment Management II, LLC

/s/ Joshua Bloomstein
By: Joshua Bloomstein
Its: Authorized Signatory

Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC

/s/ Joshua Bloomstein
By: Joshua Bloomstein
Its: Authorized Signatory

Ares Management LLC

/s/ Anton Feingold
By: Anton Feingold
Its: Authorized Signatory

Ares Management Holdings L.P.
By: Ares Holdco LLC, its general partner

/s/ Anton Feingold
By: Anton Feingold
Its: Authorized Signatory

Ares Holdco LLC

/s/ Anton Feingold
By: Anton Feingold
Its: Authorized Signatory

Ares Management Corporation

/s/ Anton Feingold
By: Anton Feingold
Its: Authorized Signatory

Ares Management GP LLC

/s/ Anton Feingold
By: Anton Feingold
Its: Authorized Signatory

Ares Voting LLC
By: Ares Partners Holdco LLC, its sole member

/s/ Anton Feingold
By: Anton Feingold
Its: Authorized Signatory

Ares Partners Holdco LLC

/s/ Anton Feingold
By: Anton Feingold
Its: Authorized Signatory